MERRILL LYNCH LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY OF NEW YORK
Merrill Lynch Life Variable Annuity	ML of New York Variable Annuity
Separate Account A	Separate Account A
Supplement Dated March 10, 2010	Supplement Dated March 10, 2010
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)	INVESTOR CHOICE (INVESTOR SERIES)
(Dated May 1, 2009)	(Dated May 1, 2009)
This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity (Investor Series) issued by Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”). Please retain this supplement with your Merrill Lynch Investor Choice Annuity (Investor Series) Prospectus for your reference.
Effective following the close of business on March 12, 2010, the subaccount investing in the NFJ Dividend Value Portfolio will be closed to further allocations of premium payments and transfers of contract value.
If you have any amount in the NFJ Dividend Value Portfolio subaccount on March 12, 2010, you may do the following (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the NFJ Dividend Value Portfolio subaccount into other subaccounts;
•	withdraw amounts from the NFJ Dividend Value Portfolio subaccount; and
•	maintain your current investment in the NFJ Dividend Value Portfolio subaccount.
Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or rebalancing program) directing us to invest in the NFJ Dividend Value Portfolio subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.
As always, the availability of any subaccount as an investment option, including the NFJ Dividend Value Portfolio subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.